UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CARA THERAPEUTICS, INC.

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Your Vote Counts! CARA THERAPEUTICS, INC. 2021 Annual Meeting Vote by June 2, 2021 11:59 PM ET CARA THERAPEUTICS, INC. 4 STAMFORD PLAZA 107 ELM STREET, 9TH FLOOR STAMFORD, CT 06902 D50470-P55553 You invested in CARA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 3, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 3, 2021 12:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/CARA2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D50471-P55553 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of the Board of Directors’ two nominees for director to serve until the 2024 Annual Meeting and until their successors are duly elected and qualified. Nominees: 01) Harrison Bains, Jr. 02) Susan Shiff, Ph.D. For 2. Advisory vote to approve the compensation of our named executive officers. For 3. Ratification of the appointment of Ernst & Young LLP as the registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend and vote during the Annual Meeting via the Internet. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.